                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2001


                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        1-5759                                             65-0949535
(Commission File Number)                    (I.R.S. Employer Identification No.)





 100 S.E. SECOND STREET, MIAMI, FLORIDA                                  33131
(Address of principal executive offices)                              (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF CERTAIN ASSETS

DISTRIBUTION OF LADENBURG THALMANN FINANCIAL SERVICES INC. SHARES

         On November 30, 2001, Vector Group Ltd. ("Vector") announced that it would distribute its 12,694,929 shares of Ladenburg Thalmann Financial Services Inc. ("LTS") common stock (AMEX: LTS) to holders of Vector common stock through a special dividend. The special dividend was accomplished through a pro rata distribution of the LTS shares, paid on December 20, 2001 to Vector holders of record as of December 10, 2001. Vector received the LTS shares as a distribution from New Valley Corporation ("New Valley"), its 56.3% owned subsidiary. Vector stockholders received 0.348 LTS shares for each share of Vector.

         LTS, formerly known as GBI Capital Management Corp., is a holding company engaged in various broker-dealer businesses including retail, institutional securities and principal and agency trading, primarily through its wholly-owned subsidiaries Ladenburg Thalmann & Co. Inc. ("Ladenburg") and Ladenburg Capital Management Inc., formerly known as GBI Capital Partners Inc. ("Ladenburg Capital"). Ladenburg, a full service-broker dealer that has been a member of the New York Stock Exchange since 1879, provides its services principally for middle market and emerging growth companies and high net worth individuals through a coordinated effort among corporate finance, research, capital markets, investment management, brokerage and trading professionals. Ladenburg Capital, a broker-dealer subject to regulation by the SEC and the NASD, acts as an introducing broker, market maker, underwriter and trader for its own account. LTS's principal offices are located at 590 Madison Avenue, New York, New York and its telephone number is 212-409-2000.

         Howard M. Lorber and Bennett S. LeBow, executive officers and directors of Vector, and Robert J. Eide, a director of Vector, also serve as directors of LTS. Messrs. LeBow and Lorber serve as executive officers and directors of New Valley, and Victor M. Rivas and Henry C. Beinstein, directors of LTS, serve as directors of New Valley. Mr. Rivas also serves as President and Chief Executive Officer of LTS. J. Bryant Kirkland III, New Valley's Vice President, Treasurer and Chief Financial Officer, is Chief Financial Officer of LTS.

         A press release issued by Vector Group Ltd. on November 30, 2001 announcing the distribution of the LTS shares is included as an exhibit hereto and incorporated herein by reference.

SALE OF WESTERN REALTY INVESTMENTS LLC

         On December 21, 2001, New Valley's affiliate Western Realty Development LLC ("WRD") sold to Andante Limited, a Bermuda Company, all of the membership interests in Western Realty Investments LLC, the entity through which WRD owns the Ducat Place II office building in Moscow, Russia and the adjoining site for the proposed development of Ducat Place III. WRD is a joint venture of New Valley and Apollo Real Estate Fund III, L.P. ("Apollo").

         The purchase price for the sale was approximately $42 million in cash and the assumption of mortgage debt and payables. Of the net cash proceeds from the sale after expenses, New Valley will receive approximately $21 million, and Apollo will receive approximately $9 million. These amounts are subject to adjustment based on final closing expenses.

         The sale of Western Realty Investments was effected pursuant to an Interest Purchase Agreement dated as of December 21, 2001 between WRD and Andante Limited. The sale was negotiated on an arm's length basis between WRD and Andante Limited. The purchaser is not affiliated with WRD or any of its affiliates, or any director or officer of WRD, or any affiliate or associate of any such director or officer.

         New Valley is currently engaged in discussions to sell its remaining real estate assets in Moscow, Russia, consisting of two sites located across the Moscow River from the Kremlin.

         The foregoing summary of the sale of Western Realty Investments is qualified in its entirety by reference to the text of the Interest Purchase Agreement and related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 5. OTHER EVENTS

         The Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, require the registration of, and impose various substantive restrictions on, companies that (i) engage primarily in the business of investing, reinvesting or trading in securities or
(ii) engage in the business of investing, reinvesting, owning, holding or trading in securities and own or propose to acquire "investment securities" having a value exceeding 40% of a company's "total assets" (excluding United States government securities and cash items). For purposes of the Investment Company Act, "investment securities" include stocks, bonds and other securities, but exclude United States government securities and securities issued by majority-owned subsidiaries that are not investment companies. As a consequence of the LTS distribution and the sale of Western Realty Investments LLC, more that 40% of New Valley's "total assets" were placed in "investment securities" under the test in clause (ii) above.

         New Valley is relying on the temporary exemption from registration provided by Rule 3a-2 under the Investment Company Act. As provided by the Rule, the Board of Directors of New Valley has adopted a resolution that New Valley will use reasonable efforts to become engaged, as soon as reasonably possible, and, in any event, within the one-year period required by Rule 3a-2, primarily in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities, and that, if these reasonable efforts do not result in New Valley's becoming engaged in such a business or businesses on or prior to the end of the one-year period, New Valley will seek to obtain an extension of such date or an exemption from the Securities and Exchange Commission (the "SEC") or a no-action position from the SEC staff with respect to registration under the Investment Company Act.

         New Valley plans to become engaged in such a business or businesses (by acquisitions or otherwise) within a time frame and in a manner so that it will not be required to register under the Investment Company Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended 1999 has been prepared giving effect to the distribution by New Valley of a controlling interest in LTS to holders of New Valley common shares, the distribution by Vector of the LTS shares received from New Valley to holders of Vector common stock and the elimination of WRD's operations as a result of the December 2001 sale of Western Realty Development LLC ("the Pro Forma Transactions"). The 1999 historical operating results included operating results for LTS and WRD from June 1, 1999, when the Company first consolidated New Valley financial results, through December 31, 1999.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 has been prepared giving effect to the Pro Forma Transactions. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001 and 2000 and the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 have been prepared giving effect to the Pro Forma Transactions. The pro forma financial information should be read in conjunction with Vector's historical Consolidated Financial Statements and the related notes thereto contained in Vector's Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999 was prepared as if the Pro Forma Transactions had occurred prior to May 1, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2000 and the nine months ended September 30, 2000 were prepared as if the Pro Forma Transactions had occurred prior to January 1, 2000. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001 was prepared as if the Pro Forma Transactions had occurred prior to January 1, 2001. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 was prepared as if the Pro Forma Transactions had occurred on September 30, 2001.

         The pro forma financial information does not purport to show the results which would actually have occurred had such transactions been completed as of the date and for the period presented or which may occur in the future.

                       VECTOR GROUP LTD. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                    Year Ended December 31, 1999
                                                                       Pro Forma Adjustments
                                                                       ---------------------
                                                                       LTS             WRD
                                                     Historical    Distribution     Disposition      Pro Forma
                                                     ----------    -------------    -----------      ---------
Revenues:
  Tobacco...................................          $ 522,807    $        --     $        --       $ 522,807
  Broker-dealer transactions................             40,852        (40,852)(a)          --              --
  Real estate leasing.......................              3,386             --              --           3,386
                                                      ---------    -----------     -----------       ---------
      Total revenues........................            567,045        (40,852)             --         526,193

Expenses:
  Cost of goods sold........................            189,865             --              --         189,865
  Operating, selling, administrative and
    general expenses........................            306,228        (39,361)(a)          --         266,867
  Settlement charges........................             (1,051)            --              --          (1,051)
                                                      ---------    -----------     -----------       ---------
      Operating income......................             72,003         (1,491)             --          70,512

Other income (expenses):
  Interest and dividend income..............              2,840             --              --           2,840
  Interest expense..........................            (54,378)            --              --         (54,378)
  Equity in loss of affiliate...............            (11,315)            --              --         (11,315)
  Gain on BML...............................              7,050             --              --           7,050
  Loss in joint venture.....................            (12,082)            --          12,082(c)           --
  Gain on sale of investments, net..........                741             --              --             741
  Sale of assets............................             12,172             --              --          12,172
  Gain on brands transaction................            294,078             --              --         294,078
  Other, net................................              1,966             --              --           1,966
                                                      ---------    -----------     -----------       ---------

Income from continuing operations
    before provision for income
    taxes and minority interests............            313,075         (1,491)         12,082         323,666
  Provision for income taxes................             82,458           (195)(a)       2,376(c)       84,639
  Minority interests........................              5,467           (975)(b)       5,389(d)        1,053
                                                      ---------    -----------     -----------       ---------

Income from continuing operations...........          $ 236,084    $      (321)    $     4,317       $ 240,080
                                                      =========    ===========     ===========       =========


Per basic common share:

  Income from continuing operations.........             $ 9.74                                         $ 9.90
                                                           ====                                           ====

Basic weighted average common shares
    outstanding.............................         24,243,734                                     24,243,734
                                                     ==========                                     ==========

Per diluted common share:

  Income from continuing operations.........             $ 7.99                                         $ 8.12
                                                           ====                                           ====

Diluted weighted average common shares
    outstanding.............................         29,559,427                                     29,559,427
                                                     ==========                                     ==========

                       VECTOR GROUP LTD. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS for the period May 24, 1999 through December 31, 1999.

(b) Pro forma adjustment to eliminate net effect of Vector's and New Valley's minority interest for the year ended December 31, 1999.

(c) Eliminates the operations of WRD for the year ended December 31, 1999, which were accounted for using the equity method of accounting.

(d) Pro forma adjustment to eliminate net effect of minority interest in New Valley's equity investee for the year ended December 31, 1999.

                       VECTOR GROUP LTD. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                   Year Ended December 31, 2000
                                                                      Pro Forma Adjustments
                                                                      ---------------------
                                                                       LTS            WRD
                                                    Historical    Distribution    Disposition       Pro Forma
                                                    ----------    -------------   ------------      ----------
Revenues:
  Tobacco...................................          $ 646,322   $      --       $        --       $ 646,322
  Broker-dealer transactions................             90,111     (90,111)(a)            --              --
  Real estate leasing.......................              3,198          --                --           3,198
                                                      ---------   ---------       -----------       ---------
      Total revenues........................            739,631     (90,111)               --         649,520

Expenses:
  Cost of goods sold........................            256,713          --                --         256,713
  Operating, selling, administrative and
    general expenses........................            437,453     (83,813)(a)            --         353,640
  Settlement charges........................               (934)         --                --            (934)
                                                      ---------   ---------       -----------       ---------
      Operating income......................             46,399      (6,298)               --          40,101

Other income (expenses):
  Interest and dividend income..............              6,301          --                --           6,301
  Interest expense..........................            (30,610)         --                --         (30,610)
  Equity in loss of affiliate...............             (5,597)         --                --          (5,597)
  Income in joint venture...................             52,589          --           (52,589)(c)          --
  Gain on sale of investments, net..........              7,271          --                --           7,271
  Sale of assets............................            192,923          --                --         192,923
  Other, net................................              2,071          --                --           2,071
                                                      ---------   ---------       -----------       ---------

Income from continuing operations
    before provision for income
    taxes and minority interests............            271,347      (6,298)          (52,589)        212,460
  Provision for income taxes................             82,867      (1,084)(a)       (10,511)(c)      71,273
  Minority interests........................            (18,910)     (3,398)(b)       (22,981)(d)       7,469
                                                      ---------   ---------       -----------       ---------

Income from continuing operations...........          $ 169,570   $  (1,816)      $   (19,097)      $ 148,657
                                                      =========   =========       ===========       =========

Per basic common share:

  Income from continuing operations.........             $ 6.87                                        $ 6.02
                                                           ====                                          ====

Basic weighted average common shares
    outstanding.............................         24,690,362                                    24,690,362
                                                     ==========                                    ==========

Per diluted common share:

  Income from continuing operations.........             $ 5.83                                        $ 5.11
                                                           ====                                          ====

Diluted weighted average common shares
    outstanding.............................         29,086,006                                    29,086,006
                                                     ==========                                    ==========

                       VECTOR GROUP LTD. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS for the year ended December 31, 2000.

(b) Pro forma adjustment to eliminate net effect of Vector's and New Valley's minority interest for the year ended December 31, 2000.

(c) Eliminates the operations of WRD for the year ended December 31, 2000, which were accounted for using the equity method of accounting.

(d) Pro forma adjustment to eliminate net effect of minority interest in New Valley's equity investee for the year ended December 31, 2000.

                       VECTOR GROUP LTD. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                             Nine Months Ended September 30, 2001
                                                                                     Pro Forma Adjustments
                                                                                     ---------------------
                                                                                      LTS            WRD
                                                                   Historical    Distribution    Disposition     Pro Forma
                                                                   ----------    ------------    -----------     ----------
Revenues:
  Tobacco....................................................       $ 511,550    $        --       $     --       $ 511,550
  Broker-dealer transactions.................................          58,593        (58,593)(a)         --              --
  Real estate leasing........................................           7,604             --         (6,111)(c)       1,493
                                                                    ---------    -----------       --------       ---------
    Total revenues...........................................         577,747        (58,593)        (6,111)        513,043

Expenses:
  Cost of goods sold.........................................         165,774             --             --         165,774
  Operating, selling, administrative, and general expenses...         386,878        (70,782)(a)     (5,418)(c)     310,678
                                                                    ---------    -----------       --------       ---------
    Operating income.........................................          25,095         12,189           (693)         36,591

Other income (expenses):
  Interest and dividend income...............................           7,777             --            (58)(c)       7,719
  Interest expense...........................................          (9,134)            --            855(c)       (8,279)
  Loss on sale of investments, net...........................             (51)            --             --             (51)
  Sale of assets.............................................           2,187             --             --           2,187
  Other, net.................................................            (672)            --             --            (672)
                                                                    ---------    -----------       --------       ---------

Income from continuing operations before provision
    for income taxes and minority interests..................          25,202         12,189            104          37,495
  Provision for income taxes.................................          13,410          4,539 (a)       (343)(c)      17,606
  Minority interests.........................................           9,099          5,873 (b)        246(d)        2,980
                                                                    ---------    -----------       --------       ---------

Income from continuing operations............................       $  20,891    $     1,777       $    201       $  22,869
                                                                    =========    ===========       ========       =========

Per basic common share:

  Income from continuing operations..........................           $0.73             --             --           $0.80
                                                                         ====                                          ====

Basic weighted average common shares outstanding.                  28,688,746             --             --      28,688,746
                                                                   ==========                                    ==========

Per diluted common share:

  Income from continuing operations..........................           $0.60             --             --           $0.66
                                                                         ====                                          ====

Diluted weighted average common shares outstanding...........      34,688,506             --             --      34,688,506
                                                                   ==========                                    ==========

                       VECTOR GROUP LTD. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS for the nine months ended September 30, 2001.

(b) Pro forma adjustment to eliminate net effect of Vector's and New Valley's minority interest for the nine months ended September 30, 2001.

(c)          Eliminates the operations of WRD for the nine months ended
             September 30, 2001.

(d) Reflects pro forma adjustment to eliminate net effect of minority interest in WRD for the nine months ended September 30, 2001.

                       VECTOR GROUP LTD. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                             Nine Months Ended September 30, 2000
                                                                                     Pro Forma Adjustments
                                                                                     ---------------------
                                                                                      LTS            WRD
                                                                   Historical    Distribution    Disposition     Pro Forma
                                                                   ----------    ------------    -----------     ----------
Revenues:
  Tobacco....................................................       $ 501,915    $        --     $       --       $ 501,915
  Broker-dealer transactions.................................          61,605        (61,605)(a)         --              --
  Real estate leasing........................................           2,369             --             --           2,369
                                                                    ---------    -----------     ----------       ---------
    Total revenues...........................................         565,889        (61,605)            --         504,284

Expenses:
  Cost of goods sold.........................................         213,004             --             --         213,004
  Operating, selling, administrative, and general expenses...         325,610        (65,051)(a)         --         260,559
                                                                    ---------    -----------     ----------       ---------
    Operating income.........................................          27,275          3,446             --          30,721

Other income (expenses):
  Interest and dividend income...............................           7,015         (3,872)(a)         --           3,143
  Interest expense...........................................         (29,643)            --             --         (29,643)
  Income from joint venture..................................          52,580             --        (52,580)(c)          --
  Gain on sale of investments, net...........................           6,299             --             --           6,299
  Sale of assets.............................................         193,929             --             --         193,929
  Other, net.................................................           2,958         (4,729)(a)         --          (1,771)
                                                                    ---------    -----------     ----------       ---------

Income from continuing operations before provision
    for income taxes and minority interests..................         260,413         (5,155)       (52,580)        202,678
  Provision for income taxes.................................          78,853           (815)(a)    (10,509)(c)      67,529
  Minority interests.........................................         (19,279)        (2,862)(b)    (22,977)(d)       6,560
                                                                    ---------    -----------     ----------       ---------

Income from continuing operations............................       $ 162,281    $    (1,478)    $  (19,094)      $ 141,709
                                                                    =========    ===========     ==========       =========

Per basic common share:

  Income from continuing operations..........................           $6.61             --             --           $5.77
                                                                         ====                                          ====

Basic weighted average common shares outstanding.                  24,541,486                                    24,541,486
                                                                   ==========                                    ==========

Per diluted common share:

  Income from continuing operations..........................           $5.54             --             --           $4.84
                                                                         ====                                          ====

Diluted weighted average common shares outstanding...........      29,273,194                                    29,273,194
                                                                   ==========                                    ==========

                       VECTOR GROUP LTD. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS for the nine months ended September 30, 2000.

(b) Pro forma adjustment to eliminate net effect of Vector's and New Valley's minority interest for the nine months ended September 30, 2000.

(c)          Eliminates the operations of WRD for the nine months ended
             September 30, 2000.

(d) Reflects pro forma adjustment to eliminate net effect of minority interest in WRD for the nine months ended September 30, 2000.

                       VECTOR GROUP LTD. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                            September 30, 2001
                                                                           Pro Forma Adjustments
                                                                           ---------------------
                                                                         LTS                WRD
                                                      Historical     Distribution       Disposition        Pro Forma
                                                      ----------     ------------       -----------        ---------
ASSETS:
  Cash and cash equivalents......................       $234,507       $ (4,674)(a)       $ 21,000 (d)      $246,113
  Investment securities available for sale.......        173,623          9,010 (b)         (4,720)(d)       182,633
  Trading securities owned by LTS................          8,724         (8,724)(a)             --                --
  Accounts receivable - trade....................         15,937             --                 --            15,937
  Receivables from clearing brokers..............         17,717        (17,717)(a)             --                --
  Other receivables..............................          1,257             --                 --             1,257
  Inventories....................................         47,877             --                 --            47,877
  Restricted assets..............................          2,627             --                 --             2,627
  Deferred income taxes..........................          4,239             --                 --             4,239
  Other current assets...........................         11,057         (5,981)(a)         (1,696)(d)         3,380
                                                        --------       --------           --------          --------
      Total current assets.......................        517,565        (28,086)            14,584           504,063

Property, plant and equipment, net...............         85,582        (12,998)(a)            (15)(d)        72,569
Investment in real estate, net...................        110,605             --            (62,136)(d)        48,469
Long-term investments, net.......................         10,080             --                 --            10,080
Restricted assets................................          6,176         (3,227)(a)             --             2,949
Deferred income taxes............................         16,124         (7,273)(a)             --             8,851
Goodwill.........................................         19,389        (19,313)(a)            (76)(d)            --
Other assets.....................................         32,408         (5,065)(a)           (341)(d)        27,002
                                                        --------       --------           --------          --------
      Total assets...............................       $797,929       $(75,962)          $(47,984)         $673,983
                                                        ========       ========           ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
  Current portion of notes payable
    and long-term debt...........................       $  5,650       $ (1,000)(a)       $ (1,740)(d)      $  2,910
  Margin loans payable...........................          2,647             --                 --             2,647
  Accounts payable...............................          8,547             --                 --             8,547
  Securities sold, not yet purchased.............          2,283         (2,283)(a)             --                --
  Accrued promotional expenses...................         22,890             --                 --            22,890
  Accrued taxes payable..........................         27,445           (702)(a)             --            26,743
  Deferred income taxes..........................          2,438             --                 --             2,438
  Prepetition claims and restructuring accruals..          5,315             --                 --             5,315
  Other accrued liabilities......................         59,724        (18,705)(A)         (5,762)(d)        35,257
                                                        --------       --------           --------          --------
      Total current liabilities..................        136,939        (22,690)            (7,502)          106,747

Notes payable, long-term debt and other
    obligations, less current portion............        281,922        (14,490)(a)         (7,349)(d)       260,083
Noncurrent employee benefits.....................         15,333             --                 --            15,333
Deferred income taxes............................        135,728         (4,158)(a)           (481)(d)       131,089
Other liabilities................................         60,713             --            (21,348)(d)        39,365
Minority interests...............................         83,904        (27,069)(c)        (10,430)(e)        46,405

Commitments and contingencies....................

Stockholders' equity:
  Preferred stock, par value $1.00 per share,
    authorized 10,000,000 shares.................
  Common stock, par value $0.10 per share;
    authorized 100,000,000 shares, issued
    36,036,690 shares, outstanding 31,548,753....          3,155             --                 --             3,155
  Additional paid-in capital.....................        280,029         (7,555)(a)             --           272,474
  Deficit........................................       (181,589)            --               (874)(d)      (182,463)
  Accumulated other comprehensive income.........            556             --                 --               556
  Less:  4,487,937 shares of common stock in
    treasury, at cost............................        (18,761)            --                 --           (18,761)
                                                        --------       ---------          --------          --------
      Total stockholders' equity.................         83,390         (7,555)              (874)           74,961
                                                        --------       --------           --------          --------

      Total liabilities and stockholders' equity.       $797,929       $(75,962)          $(47,984)         $673,983
                                                        ========       ========           ========          ========

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

                       VECTOR GROUP LTD. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001
                             (DOLLARS IN THOUSANDS)

(a) Reflects the historical financial results of LTS as of September 30, 2001.

(b) Reflects LTS convertible note receivable of $8,010 and LTS note receivable of $1,000 held by New Valley following the LTS distributions.

(c) Reflects impact on minority interest of the LTS distributions at September 30, 2001.

(d)      Reflects historical financial results of WRD as of September 30, 2001.

(e) Reflects impact on minority interest of WRD disposition at corporate level.

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

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Interest Purchase Agreement dated December 21, 2001 between Western Realty Development LLC, as the Seller, and Andante Limited, as the Purchaser (incorporated by reference to Exhibit
              10.1 to New Valley's Current Report on Form 8-K dated December 20,
              2001).

10.2 Guaranty dated as of December 21, 2001 by New Valley Corporation in favor of Andante Limited (incorporated by reference to Exhibit
              10.2 to New Valley's Current Report on Form 8-K dated December 20,
              2001).

99.1          Press release of Vector Group Ltd. dated November 30, 2001.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VECTOR GROUP LTD.



                                 By:   /s/ Joselynn D. Van Siclen
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

Date:  January 4, 2002

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